                              SARBANES-OXLEY CERT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the annual report of SkyWay Communications Holding
Corp. (the "Company") on Form 10-KSB for the year ending April 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the
"Report"), I, Jamie Kalimi, Chief Executive Officer and Chief Financial Officer
of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of
2002, that:

     (1)   The Report fully complies with the requirements of section 13(a) or
           15(d) of the Securities Exchange Act of 1934; and

     (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Jamee Kalimi
    Jamee Kalimi
    Chief Executive Officer and Chief Financial Officer
    As of April 30, 2003